UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2008

ACCELRYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27188	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer identification number)

10188 Telesis Court, San Diego, California 92121-1761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 799-5000

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2008, Accelrys, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

The press release describes financial measures for operating income, net income and net income per share that exclude stock-based compensation expense, amortization of purchased intangible assets and restructuring charges. These financial measures are not calculated in accordance with generally accepted accounting principles (GAAP) and are not based on any comprehensive set of accounting rules or principles.

Management believes these non-GAAP financial measures provide a useful measure of the Company’s operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company’s ongoing operating performance. Further, management and the Board of Directors utilize these measures, in addition to GAAP measures, when evaluating and comparing the Company’s operating performance against internal financial forecasts and budgets. These non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliation of the non-GAAP financial measures presented in the press release to their most directly comparable GAAP financial measures included in the press release.

As described above, the Company excludes the following items from its non-GAAP financial measures:

Stock-based compensation expense. Stock-based compensation expenses consist of expenses recorded for employee stock options, restricted stock units, restricted stock awards and employee stock purchase rights recorded in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123R”). These expenses are excluded from the Company’s non-GAAP financial measures because they are non-cash expenses that the Company believes are not reflective of ongoing operating results. Further, the Company believes it is useful to investors to understand the impact of the application of SFAS No. 123R to its results of operations. Stock-based compensation expense is recorded in the cost of revenue, product development, sales and marketing, and general and administrative lines in the Company’s consolidated statements of operations.

Purchased intangible asset amortization. Purchased intangible asset amortization reflects the amortization expense recorded for intangible assets acquired through a business combination. These expenses are excluded from the Company’s non-GAAP financial measures primarily because they are non-cash expenses that the Company believes are not reflective of ongoing operating results. Purchased intangible asset amortization is recorded in the cost of revenue line in the Company’s consolidated statements of operations.

Restructuring charges. Restructuring charges consist of lease obligation exit costs, facility closure costs and severance and other related costs incurred in connection with the Company’s various restructuring activities. The Company excludes these costs because it believes they are not reflective of ongoing operating results.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELRYS, INC.

By:	/s/ Rick E. Russo
Rick E. Russo
Senior Vice President and
Chief Financial Officer

Date: October 30, 2008

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